UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2022

NATURE’S SUNSHINE PRODUCTS, INC.
(Exact name of registrant specified in its charter)

Utah	001-34483	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
 2901 West Bluegrass Blvd., Suite 100
Lehi, Utah 84043
(Address of principal executive offices and zip code)

Registrant’s telephone, including area code:  (801) 341-7900

N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	NATR	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.

On May 5, 2022, Nature’s Sunshine Products, Inc. (the “Company”) issued a press release announcing financial results for the first quarter ended March 31, 2022. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

The press release furnished herewith makes reference to non-GAAP financial information, which the Company's management believes assists management and investors in evaluating and comparing period-to-period results in a more meaningful and consistent manner. A reconciliation of GAAP to non-GAAP results is provided in the press release.

Item 5.07    Submission of Matters to a Vote of Security Holders

Nature's Sunshine Products, Inc. (the "Company") held its 2022 Annual Meeting of Shareholders on May 4, 2022 (the "Meeting"). The proposals voted upon at the Meeting and the final results of the shareholder vote on each proposal are set forth below. Each of the proposals is described in greater detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 18, 2022 (the "Proxy Statement").

(1)         Election of Directors. The Company’s shareholders elected all persons nominated for election as directors as set forth in the Proxy Statement to serve until the next Annual Meeting of Shareholders. The following table sets forth the vote of the shareholders at the Meeting with respect to the election of directors:

Nominee	For	Withheld	Broker Non-Vote
Curtis Kopf	10,207,211	9,381	1,733,098
Terrence O. Moorehead	10,206,927	9,665	1,733,098
Richard D. Moss	10,171,339	45,253	1,733,098
Tess Roering	10,204,417	12,175	1,733,098
Mary Beth Springer	10,081,359	135,233	1,733,098
Robert D. Straus	10,193,880	22,712	1,733,098
J. Christopher Teets	10,045,398	171,194	1,733,098
Heidi Wissmiller	10,206,660	9,932	1,733,098
Shirley Wu	10,126,914	89,678	1,733,098

(2)         Advisory Resolution on Executive Officer Compensation. The Company’s shareholders, on an advisory basis, voted to approve an advisory resolution of the compensation of the Company’s named executive officers as follows:

For	Against	Abstain	Broker Non-Votes
9,853,008	335,197	28,387	1,733,098

(3)         Ratification of appointment of independent registered public accounting firm. The Company’s shareholders voted upon and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2022. The following table sets forth the vote of the shareholders at the Meeting with respect to the appointment of Deloitte & Touche LLP:

For	Against	Abstain
11,361,486	582,493	5,711

There were no broker non-votes in the ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2022.

Item 9.01    Financial Statements and Exhibits

Item No.	Exhibit
99.1	Press release issued by the Company, dated May 5, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: May 6, 2022	By:	/s/ Nathan G. Brower
Nathan G. Brower, Executive Vice President, General Counsel and Secretary